VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT

DECEMBER 31, 2007

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests. We take pride in our continued commitment to provide prompt, courteous service to our policyowners. For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Receiver of Monarch Life Insurance Company

and Policyowners of Variable Account C of Monarch Life Insurance Company:

In our opinion, the accompanying statements of net assets and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Divisions constituting the Variable Account C of Monarch Life Insurance Company at December 31, 2007 and 2006, and the results of their operations and changes in each of their net assets for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Monarch Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 28, 2008

VARIABLE ACCOUNT C

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF NET ASSETS AT DECEMBER 31, 2007

	Cost	Shares	Market Value
ASSETS
Investments in Variable Insurance Products Fund and Fund V:
Money Market Portfolio	$4,366,002	4,366,002	$4,366,002
Investment Grade Bond Portfolio	810,483	64,471	822,655
Equity-Income Portfolio	13,058,003	543,957	13,006,015
Growth Portfolio	12,814,153	393,776	17,767,180
Asset Manager Portfolio	2,450,620	169,355	2,806,207
High Income Portfolio	2,539,096	394,718	2,360,414
Overseas Portfolio	8,699,308	392,915	9,948,604

Total Invested Assets	$44,737,665		51,077,077

LIABILITIES
Payable to Monarch Life Insurance Company			81,681

Total Liabilities			81,681

Net Assets			$50,995,396

The accompanying notes are an integral part of these financial statement

VARIABLE ACCOUNT C

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF NET ASSETS AT DECEMBER 31, 2006

	Cost	Shares	Market Value
ASSETS
Investments in Variable Insurance Products Fund and Fund II:
Money Market Portfolio	$3,957,471	3,957,471	$3,957,471
Investment Grade Bond Portfolio	996,610	78,639	1,003,435
Equity-Income Portfolio	12,128,003	522,858	13,698,874
Growth Portfolio	13,731,341	447,928	16,067,160
Asset Manager Portfolio	2,299,874	161,127	2,531,302
High Income Portfolio	2,360,357	365,042	2,318,014
Overseas Portfolio	7,092,205	360,840	8,649,340

Total Invested Assets	$42,565,861		48,225,596

LIABILITIES
Payable to Monarch Life Insurance Company			78,823

Total Liabilities			78,823

Net Assets			$48,146,773

The accompanying notes are an integral part of these financial statement

VARIABLE ACCOUNT C

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Total	Money Market Division	Investment Grade Bond Division	Equity- Income Division	Growth Division	Asset Manager Division	High Income Division	Overseas Division
Investment Income:
Dividends	$1,327,446	$225,764	$40,721	$247,082	$141,199	$162,435	$197,539	$312,706

Expenses:
Risk Charges and Administrative Expenses	(506,443)	(44,484)	(9,061)	(143,800)	(166,076)	(26,478)	(23,915)	(92,629)

Net Investment Income (Loss)	821,003	181,280	31,660	103,282	(24,877)	135,957	173,624	220,077

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	2,581,223	—	(8,479)	556,125	1,135,454	21,878	2,581	873,664
Net Unrealized Gains (Losses)	679,695	—	5,346	(1,622,839)	2,617,208	124,159	(136,339)	(307,840)
Capital Gain Distributions	1,771,277	—	—	1,089,586	14,691	72,213	—	594,787

Net Gains (Losses)	5,032,195	—	(3,133)	22,872	3,767,353	218,250	(133,758)	1,160,611

Net Increase in Net Assets Resulting from Operations	5,853,198	181,280	28,527	126,154	3,742,476	354,207	39,866	1,380,688

Transfers Due to Deaths	(854,240)	(23,649)	—	(226,970)	(520,624)	—	—	(82,997)
Transfers Due to Other Terminations	(1,891,122)	(700,976)	(189,329)	(338,196)	(355,976)	(78,263)	(38,480)	(189,902)
Transfers Due to Policy Loans	50,525	26,205	1,713	23,791	(66,614)	61,894	(16,542)	20,078
Transfers of Cost of Insurance	(189,168)	(17,756)	(4,320)	(51,862)	(60,399)	(10,740)	(8,551)	(35,540)
Transfers of Net Loan Cost	(120,570)	(10,708)	(1,800)	(31,641)	(34,430)	(16,523)	(3,876)	(21,592)
Transfers Among Investment Divisions	—	311,511	14,753	113,959	(904,993)	(40,232)	69,997	435,005

Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	(3,004,575)	(415,373)	(178,983)	(510,919)	(1,943,036)	(83,864)	2,548	125,052

Total Increase (Decrease) in Net Assets	2,848,623	(234,093)	(150,456)	(384,765)	1,799,440	270,343	42,414	1,505,740
Net Assets - Beginning of Year	48,146,773	4,593,114	971,795	13,369,981	15,939,327	2,531,377	2,314,225	8,426,954

Net Assets - End of Year	$50,995,396	$4,359,021	$821,339	$12,985,216	$17,738,767	$2,801,720	$2,356,639	$9,932,694

The accompanying notes are an integral part of these financial statement

VARIABLE ACCOUNT C

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Total	Money Market Division	Investment Grade Bond Division	Equity- Income Division	Growth Division	Asset Manager Division	High Income Division	Overseas Division
Investment Income:
Dividends	$1,029,494	$196,643	$36,251	$416,608	$69,928	$75,680	$173,192	$61,192
Expenses:
Risk Charges and Administrative Expenses	(459,676)	(40,784)	(9,331)	(122,415)	(164,168)	(27,168)	(22,043)	(73,767)

Net Investment Income (Loss)	569,818	155,859	26,920	294,193	(94,240)	48,512	151,149	(12,575)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	2,012,402	—	(1,544)	521,873	787,683	21,425	(287)	683,252
Net Unrealized Gains (Losses)	600,479	—	3,839	(158,509)	244,339	88,941	65,279	356,590
Capital Gain Distributions	1,559,813	—	2,171	1,515,102	—	—	—	42,540

Net Gains	4,172,694	—	4,466	1,878,466	1,032,022	110,366	64,992	1,082,382

Net Increase in Net Assets Resulting from Operations	4,742,512	155,859	31,386	2,172,659	937,782	158,878	216,141	1,069,807

Transfers Due to Deaths	(281,430)	193,440	—	(120,039)	(154,385)	(16,599)	(177,439)	(6,408)
Transfers Due to Other Terminations	(2,066,943)	(112,777)	(64,864)	(410,688)	(943,475)	(75,995)	(88,696)	(370,448)
Transfers Due to Policy Loans	(79,407)	26,954	(534)	(586)	(182,767)	3,892	8,280	65,354
Transfers of Cost of Insurance	(171,237)	(17,084)	(3,923)	(44,363)	(58,371)	(10,576)	(7,898)	(29,022)
Transfers of Net Loan Cost	(121,759)	(28,353)	(2,284)	(29,445)	(30,919)	(11,092)	(3,663)	(16,003)
Transfers Among Investment Divisions	—	74,419	96,383	(65,107)	(1,033,186)	(340,485)	172,827	1,095,149

Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	(2,720,776)	136,599	24,778	(670,228)	(2,403,103)	(450,855)	(96,589)	738,622

Total Increase (Decrease) in Net Assets	2,021,736	292,459	56,164	1,502,431	(1,465,321)	(291,977)	119,552	1,808,429
Net Assets - Beginning of Year	46,125,037	4,300,656	915,631	11,867,550	17,404,648	2,823,354	2,194,673	6,618,525

Net Assets - End of Year	$48,146,773	$4,593,114	$971,795	$13,369,981	$15,939,327	$2,531,377	$2,314,225	$8,426,954

The accompanying notes are an integral part of these financial statement

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION

Variable Account C of Monarch Life Insurance Company (the Account), is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as, The Fidelity Variable Account of Monarch Life Insurance Company, a unit investment trust registered under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of seven investment divisions. Four investment divisions of the Account are invested solely in the shares of four corresponding portfolios of the Variable Insurance Products Fund, and the remaining three investment divisions are invested solely in the shares of three corresponding portfolios of the Variable Insurance Products Fund V (the Funds), both are open-end management investment companies registered under the 1940 Act. The Funds’ investment advisor is Fidelity Management & Research Company.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits. Additional assets are held in Monarch Life’s general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

Effective June 29, 2007, under an Agreement and Plan of Reorganization, one portfolio moved from the Variable Insurance Products Fund to the Variable Insurance Products Fund V, and two portfolios in the Variable Insurance Products Fund II moved to the Variable Insurance Products Fund V.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements. Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS: The investments in shares of the Funds are stated at market value, which is the net asset value per share of the respective portfolios of the Funds. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares redeemed is determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES: For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES (Continued)

RECENT ACCOUNTING PRONOUNCEMENT: In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Adoption of this statement is not expected to have a material impact on financial statements of the Account.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2007, are shown below:

	Purchases	Sales
Money Market Portfolio	$4,518,141	$4,109,610
Investment Grade Bond Portfolio	338,270	515,918
Equity-Income Portfolio	2,407,134	2,033,279
Growth Portfolio	2,083,576	4,136,218
Asset Manager Portfolio	360,413	231,545
High Income Portfolio	323,452	147,294
Overseas Portfolio	3,561,321	2,827,882

Totals	$13,592,307	$14,001,746

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks, minimum guaranteed death benefit risks and annual administrative expenses related to the operations of the Account. Monarch Life deducts a daily charge from the assets of the Account to cover these risks. The charge is equal to a rate of 1% (on an annual basis) of the policyowners’ investment base.

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2007, are shown below:

	Issued	Redeemed	Net Increase (Decrease)
Money Market Division	242,095	231,095	11,000
Investment Grade Bond Division	10,776	18,150	(7,374)
Equity-Income Division	24,785	36,370	(11,585)
Growth Division	43,775	77,135	(33,360)
Asset Manager Division	4,864	7,090	(2,226)
High Income Division	4,243	4,196	47
Overseas Division	83,052	85,357	(2,305)

NOTE 6-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base. This charge is for the cost of providing life insurance coverage for the insured.

Policies that have outstanding policyowner loans are charged a 1.50% annual net loan cost. A policyowner’s investment base is reduced by the net loan cost.

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 7-POLICYOWNERS’ INVESTMENT BASE

Policyowners’ investment base for 2007, 2006, 2005, 2004, and 2003 consists of the following:

	At December 31,			For the year ended December 31
2007	Units	Separate Account Index	Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base**	Total Return***
Money Market Division	197,169	$22.14	$4,366,193	4.36%	1.00%	4.14%
Investment Grade Bond Division	28,349	29.02	822,655	4.57%	1.00%	3.31%
Equity-Income Division	197,198	65.95	13,006,015	1.70%	1.00%	0.52%
Growth Division	243,977	72.82	17,767,199	0.90%	1.00%	25.70%
Asset Manager Division	70,666	39.71	2,806,206	6.15%	1.00%	14.34%
High Income Division	73,408	32.15	2,360,414	8.07%	1.00%	1.74%
Overseas Division	236,037	42.15	9,948,604	3.38%	1.00%	16.15%

2006
Money Market Division	186,169	$21.26	$3,957,473	4.91%	1.00%	3.76%
Investment Grade Bond Division	35,723	28.09	1,003,435	3.75%	1.00%	3.32%
Equity-Income Division	208,783	65.61	13,698,874	3.36%	1.00%	19.01%
Growth Division	277,337	57.93	16,067,160	0.43%	1.00%	5.79%
Asset Manager Division	72,893	34.73	2,531,302	2.86%	1.00%	6.27%
High Income Division	73,361	31.60	2,318,014	7.63%	1.00%	10.14%
Overseas Division	238,341	36.29	8,649,340	0.78%	1.00%	16.91%

2005
Money Market Division	221,105	$20.47	$4,525,973	2.53%	1.00%	2.04%
Investment Grade Bond Division	33,752	27.19	917,598	3.55%	1.00%	1.20%
Equity-Income Division	215,713	55.13	11,893,037	1.70%	1.00%	4.81%
Growth Division	318,516	54.76	17,442,026	0.53%	1.00%	4.76%
Asset Manager Division	86,576	32.68	2,829,416	2.56%	1.00%	3.03%
High Income Division	76,663	28.69	2,199,386	19.39%	1.00%	1.70%
Overseas Division	213,686	31.04	6,632,739	0.66%	1.00%	17.89%

2004
Money Market Division	182,252	$20.06	$3,656,849	1.23%	1.00%	0.20%
Investment Grade Bond Division	37,264	26.87	1,001,258	4.94%	1.00%	3.44%
Equity-Income Division	243,970	52.60	12,832,413	1.53%	1.00%	10.43%
Growth Division	361,991	52.27	18,923,098	0.27%	1.00%	2.35%
Asset Manager Division	84,354	31.72	2,676,048	2.63%	1.00%	4.41%
High Income Division	92,955	28.21	2,622,539	6.43%	1.00%	8.50%
Overseas Division	213,191	26.33	5,614,075	1.14%	1.00%	12.47%

2003
Money Market Division	198,302	$20.02	$3,970,755	1.05%	1.00%	0.00%
Investment Grade Bond Division	50,442	25.98	1,310,519	3.52%	1.00%	4.17%
Equity-Income Division	244,165	47.63	11,630,475	1.69%	1.00%	29.04%
Growth Division	400,782	51.07	20,469,440	0.26%	1.00%	31.52%
Asset Manager Division	86,286	30.38	2,621,440	3.28%	1.00%	16.80%
High Income Division	102,728	26.00	2,671,069	5.13%	1.00%	25.97%
Overseas Division	201,805	23.41	4,723,460	0.75%	1.00%	41.96%

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 7-POLICYOWNERS’ INVESTMENT BASE (Continued)

*	These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values. The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**	These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values. Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***	These ratios represent the total return of the Account’s divisions. The ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. The ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account. BCSI is a wholly-owned subsidiary of Monarch Life.

59601 5/08